 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2019

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
____________Denver, North Carolina 28037__________
(Address of Principal Executive Offices, and Zip Code)

_____________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

_____________________Not applicable______________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

To the extent responsive, the information included in Items 2.01 and 2.03 is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

On June 26, 2019, Contrail Aviation Leasing, LLC (“CAL”), a wholly-owned subsidiary of Contrail Aviation Support, LLC (“CAS”, and together with CAL, the “Subsidiaries”), a 79%-owned subsidiary Air T, Inc. (the “Company”), CAS, and Wilmington Trust SP Services (Dublin) Limited (“Wilmington”) entered into that Declaration of Trust (MSN 29922) pursuant to which the Aircraft MSN 29922 Trust was created (the “Trust”). Wilmington is the trustee and CAL is the sole beneficial owner of the Trust. On August 2, 2019, Wilmington, as the trustee of the Trust, entered into a purchase agreement to acquire one Boeing B737-800 aircraft with serial number 29922, and two CFM56-7B24 engines with serial numbers 890420 and 890421 (collectively, “Aircraft 29922”). The Aircraft is subject to a lease, novated by the Trust as the lessor. The Aircraft 29922 is the principal asset of the Trust, of which CAL is the sole beneficial owner. The transaction closed on October 31, 2019. The total transaction value for the purchase exceeded $15,000,000.* CAS guarantees the buyer obligations of Wilmington.
The interest in the Trust owning the aircraft and engines purchased as discussed above continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.
Transaction documents with respect to the transaction are filed as Exhibits 10.15, 10.16, 10.17, 10.18, 10.19, 10.20 hereto, which are incorporated herein by reference.
To the extent responsive, the information included in Item 2.03(vi) is incorporated herein by reference.

*Portions of the transaction exhibits have been omitted for confidential treatment.
Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

i.	Master Loan Agreement

On June 24, 2019, the Subsidiaries entered into a Master Loan Agreement (“Master Loan Agreement”) with Old National Bank (“ONB”). The Master Loan Agreement consolidates and restates that certain Business Loan Agreement dated January 26, 2018, Business Loan Agreement dated March 2, 2018, and Business Loan Agreement dated September 14, 2018. ONB may lend to the Subsidiaries by entering into a supplement to the Master Loan Agreement, for which the interest rate, maturity date, repayment terms, and all other terms specific to each loan shall be included. In connection with the Master Loan Agreement, the Subsidiaries and ONB also entered into an amendment to amend the existing security agreements and any future security agreements to conform their event of default provisions and the collateral inspection and appraisal cost reimbursement provisions.

The obligations of the Subsidiaries under the Master Loan Agreement are secured by a first-priority security interest in all of the assets of the Subsidiaries, including a first-priority security interest in the aircraft and engines purchased with the funds from each loan in connection with each supplement, evidenced by separate aircraft security agreements. The obligations of the Subsidiaries are also guaranteed by the Company; provided, however, that the total dollar amount of borrowings guaranteed by the Company to ONB is limited to $1,600,000.00, plus costs of collection and costs, fees and expenses associated with the recovery, repossession or other similar efforts to retrieve any of ONB’s collateral securing any of the outstanding debt of the Subsidiaries to ONB, including the aircraft and engines purchased with the funds from each loan in connection with each supplement.

The Master Loan Agreement contains affirmative and negative covenants, including covenants that restrict the ability for the Subsidiaries to make acquisitions or investments, make certain changes to their capital structure, and engage in any business substantially different than they presently conduct as well as financial covenants relating to, among other things, quarterly cash flow coverage, and tangible net worth.

The Master Loan Agreement contains Events of Default, as defined therein, including, without limitation, late payment of three business days, violation of covenants, insolvency events, false statements made in a warranty or representation, defective collateralization, death or incompetency of any guarantor, change in control of operations, or creditor or forfeiture proceedings.

The foregoing summary of the terms of the Master Loan Agreement and Company Continuing Guaranty does not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibit 10.1 and Exhibit 10.2 respectively hereto and are incorporated by reference herein.

ii.	Supplement #1 and Amended Term Note A

On June 24, 2019, the Subsidiaries entered into Supplement #1 to Master Loan Agreement with ONB (“Supplement #1”). In connection therewith, the Subsidiaries entered into that certain First Amended and Restated Promissory Note Term Note A in the principal amount of $9,920,000.00 to Old National Bank (“Amended Term Note A”). Amended Term Note A restates that certain Promissory Note dated January 26, 2018 and is subject to the first-priority security interest pursuant to the existing security agreement.
The foregoing summary of the terms of the Supplement #1 and Amended Term Note A do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.4 and 10.5 respectively hereto and are incorporated by reference herein.

iii.	Supplement #2 and Amended Revolving Note

On June 24, 2019, CAS entered into Supplement #2 to Master Loan Agreement with ONB (“Supplement #2”). Supplement #2 provides for revolving credit borrowings by CAS in an amount up to $20,000,000.00. In connection therewith, CAS entered into that certain First Amended and Restated Promissory Note Revolving Note in the principal amount of $20,000,000.00 to ONB (“Amended Revolving Note”). Amended Revolving Note restates that certain Promissory Note dated March 2, 2018 and is subject to the first-priority security interest pursuant to the existing security agreement. Changes within the Amended Revolving Note include: (a) the revolving loan payment resting period; and (b) additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth. CAL guarantees the borrower obligations of CAS for the Amended Revolving Note and all loans made pursuant to the Master Loan Agreement, without limit.

The foregoing summary of the terms of the Supplement #2, Amended Revolving Note and CAL Guaranty do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.6, 10.7, and 10.3 respectively hereto and are incorporated by reference herein.

iv.	Supplement #3 and Amended Term Note B

On June 24, 2019, the Subsidiaries entered into Supplement #3 to Master Loan Agreement with ONB (“Supplement #3”). In connection therewith, the Subsidiaries enter into that certain First Amended and Restated Promissory Note Term Note B in the principal amount of $18,000,000.00 to Old National Bank (“Amended Term Note B”). Amended Term Note B restates that certain Promissory Note dated September 14, 2018 and is subject to the first-priority security interest pursuant to the existing security agreement. The material changes within the Amended Term Note B are the additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth.
The foregoing summary of the terms of the Supplement #3 and Amended Term Note B do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.8 and 10.9 respectively hereto and are incorporated by reference herein.

v.	Supplement #4 and Term Note C

On August 16, 2019, the Subsidiaries entered into Supplement #4 to Master Loan Agreement with ONB (“Supplement #4”). In connection therewith, the Subsidiaries entered into that certain Promissory Note Term Note C in the principal amount of $13,000,594.00 to ONB (“Term Note C”). The Term Note C has a maturity date of August 1, 2024, with a variable interest rate equal to the LIBOR rate plus 3.75% per year. There are additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth.
Pursuant to that Trustee Aircraft Security Agreement dated August 16, 2019, ONB has a first position lien on the Boeing B737-700 aircraft with serial number 30241 and the two model CFM56-7B20 engines with serial numbers 889727 and 889728 (collectively, “Aircraft 30241”), which CAL acquired 100% beneficial interest in the trust holding title to on July 26, 2019. Furthermore, ONB has a first position lien of CAL’s 100% beneficial interest in the trust holding title to the Aircraft 30241 pursuant to a Beneficial Interest Pledge Agreement and Assignment of Beneficial Interest of Trust.

The foregoing summary of the terms of the Supplement #4 and Term Note C, Trustee Aircraft Security Agreement, Beneficial Interest Pledge Agreement and Assignment of Beneficial Interest of Trust do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.10, 10.11., 10.12, 10.13, and 10.14 respectively hereto and are incorporated by reference herein.

vi.	Supplement #5 and Term Note D

On October 30, 2019, the Subsidiaries entered into Supplement #5 to Master Loan Agreement with ONB (“Supplement #5”). In connection therewith, the Subsidiaries entered into the Promissory Note Term Note C in the principal amount of $7,553,165 to ONB (“Term Note D”). The Term Note D has a maturity date of October 30, 2021, with a variable interest rate equal to the LIBOR rate plus 3.75% per year. There are additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth.

Pursuant to that Trustee Aircraft Security Agreement dated October 30, 2019, ONB has a first position lien on Aircraft 29922. Furthermore, ONB has a first position lien of CAL’s 100% beneficial interest in the Trust holding title to the Aircraft 29922 pursuant to a Beneficial Interest Pledge Agreement and Assignment of Beneficial Interest of Trust.

The foregoing summary of the terms of the Supplement #5 and Term Note D, Trustee Aircraft Security Agreement, Beneficial Interest Pledge Agreement and Assignment of Beneficial Interest of Trust do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.21, 10.22, 10.23, 10.24, and 10.25 respectively hereto and are incorporated by reference herein.

To the extent responsive, the information included under Item 2.01 regarding the Trust and acquisition of the Aircraft 29922 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

10.1	Master Loan Agreement, dated June 24, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.2	Air T, Inc. Continuing Guaranty in favor of Old National Bank, dated June 24, 2019.

10.3	Supplement #1 to Master Loan Agreement, dated June 24, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.4	Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC First Amended and Restated Promissory Note Term Note A in the principal amount of $9,920,000.00 to Old National Bank.

10.5	Supplement #2 to Master Loan Agreement, dated June 24, 2019 by and between Contrail Aviation Support, LLC, and Old National Bank.

10.6	Contrail Aviation Leasing, LLC Continuing Guaranty in favor of Old National Bank, dated June 24, 2019.

10.7	Contrail Aviation Support, LLC First Amended and Restated Promissory Note Revolving Note in the principal amount of $20,000,000.00 to Old National Bank.

10.8	Supplement #3 to Master Loan Agreement, dated June 24, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.9	Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC First Amended and Restated Promissory Note Term Note B in the principal amount of $18,000,000.00 to Old National Bank.

10.10	Supplement #4 to Master Loan Agreement, dated August 16, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.11	Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC Term Note C in the principal amount of $13,000,594.00 to Old National Bank.

10.12
Trustee Aircraft Security Agreement, dated August 16, 2019 by and between Wells Fargo Trust Company, National Association, Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, and Old National Bank.

10.13	Beneficial Interest Pledge Agreement, dated August 16, 2019 by and between Contrail Aviation Leasing, LLC, and Old National Bank.

10.14	Assignment of Beneficial Interest of Trust, dated August 16, 2019 by and between Contrail Aviation Leasing, LLC and Old National Bank.

10.15
Aircraft Asset Sale and Purchase Agreement, dated August 2, 2019 by and between Sapphire Leasing I (AOE 5) Limited, Sapphire Finance I Holding Designated Activity Company, Wilmington Trust SP Services (Dublin) Limited, and Contrail Aviation Support, LLC.*

10.16	Form of Third Aircraft Lease Amendment Agreement, dated August 2, 2019 by and between Sapphire Aviation Finance I (UK) Limited and MIAT Mongolian Airlines.*

10.17	Buyer Guarantee, dated August 2, 2019 by and between Contrail Aviation Support, LLC and Sapphire Leasing I (AOE 5) Limited.

10.18	Form of Declaration of Trust (MSN 29922), dated June 26, 2019 by and between Contrail Aviation Leasing, LLC, Wilmington Trust SP Services (Dublin) Limited, and Contrail Aviation Support, LLC.

10.19	Novation and Amendment Agreement, dated October 24, 2019 by and between Sapphire Aviation Finance I (UK) Limited, Wilmington Trust SP Services (Dublin) Limited, and MIAT Mongolian Airlines.*

10.20	Netting Letter, dated October 31, 2019 by and between Sapphire Leasing I (AOE 5) Limited and Wilmington Trust SP Services (Dublin) Limited.*

10.21	Supplement #5 to Master Loan Agreement, dated October 30, 2019 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.22	Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC Term Note D in the principal amount of $7,553,165.00 to Old National Bank.

10.23
Trustee Aircraft Security Agreement, dated October 30, 2019 by and between Wilmington Trust SP Services (Dublin) Limited, Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC, and Old National Bank.

10.24	Beneficial Interest Pledge Agreement, dated October 30, 2019 by and between Contrail Aviation Leasing, LLC and Old National Bank.

10.25	Form of Assignment of Beneficial Interest of Trust, dated October 30, 2019 by and between Contrail Aviation Leasing, LLC and Old National Bank.
*Portions of the transaction exhibit have been omitted for confidential treatment.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2019

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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